Exhibit 10.3

SIXTH AMENDMENT TO LEASE AGREEMENT

DATED AS OF JULY 28, 2014

BY AND BETWEEN

ESA P PORTFOLIO L.L.C.,

ESA P PORTFOLIO MD TRUST, AND

ESH/TN PROPERTIES L.L.C.

INDIVIDUALLY AND COLLECTIVELY

AS LANDLORD

AND

ESA P PORTFOLIO OPERATING LESSEE LLC

AS TENANT

SIXTH AMENDMENT TO LEASE AGREEMENT

THIS SIXTH AMENDMENT TO LEASE AGREEMENT (this “Agreement”) is entered into as of July 28, 2014, by and between ESA P PORTFOLIO L.L.C., a Delaware limited liability company, ESA P PORTFOLIO MD TRUST, a Delaware statutory trust, and ESH/TN PROPERTIES L.L.C., a Delaware limited liability company (individually and collectively, “Landlord”), and ESA P PORTFOLIO OPERATING LESSEE LLC (f/k/a ESA P Portfolio Operating Lessee Inc.), a Delaware limited liability company (“Tenant”).

WITNESSETH

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of October 8, 2010 as amended by (a) that certain First Amendment to Lease Agreement dated as of April 9, 2012, (b) that certain Second Amendment to Lease Agreement dated as of November 30, 2012, (c) that certain Third Amendment to Lease Agreement dated as of December 13, 2012, (d) that certain Fourth Amendment to Lease Agreement dated as of April 15, 2013 and (e) that certain Fifth Amendment to Lease Agreement (the “Fifth Amendment”) dated as of November 11, 2013 (collectively, as so amended, the “Original Lease Agreement”) pursuant to which Landlord has agreed to lease the Leased Property (as defined in the Original Lease Agreement) to Tenant and Tenant has agreed to lease the Leased Property from Landlord, all subject to and upon the terms and conditions set forth in the Original Lease Agreement;

WHEREAS, in connection with the sale of Hotel #198 and Hotel #201 (collectively, the “Marietta and Riverdale Hotels”), Landlord and Tenant wish to remove the Marietta and Riverdale Hotels from the definitions of Land and Leased Property and to appropriately adjust the Rent tor reflect such sale; and

WHEREAS, Landlord and Tenant wish to amend and modify the Original Lease Agreement as hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows.

1. Amendment. In connection with the sale of the Marietta and Riverdale Hotels,

(a) Exhibit A of the Original Lease Agreement (as replaced in its entirety by Annex A to the Fifth Amendment) is hereby amended by deleting the following Hotels therefrom:

	Address	Minimum Rent – Through 12/31/2014	Minimum Rent – 2015	Minimum Rent – 2016	Minimum Rent – 2017	Minimum Rent – 2018
198	1051 Canton Rd, Marietta, GA	$394,000.00	$406,000.00	$418,000.00	$431,000.00	$444,000.00
201	6231 Hwy 85, Riverdale, GA	$476,000.00	$490,000.00	$505,000.00	$520,000.00	$536,000.00

	Address	Minimum Rent – 2019	Minimum Rent – 2020	Minimum Rent – 2021	Minimum Rent – 2022	Minimum Rent – 2023
198	1051 Canton Rd, Marietta, GA	$457,000.00	$471,000.00	$485,000.00	$500,000.00	$515,000.00
201	6231 Hwy 85, Riverdale, GA	$552,000.00	$569,000.00	$586,000.00	$604,000.00	$622,000.00

	Address	Minimum Rent – 2024	Minimum Rent – 2025	Minimum Rent – 2026	Minimum Rent – 2027	Minimum Rent – 2028
198	1051 Canton Rd, Marietta, GA	$530,000.00	$546,000.00	$562,000.00	$579,000.00	$596,000.00
201	6231 Hwy 85, Riverdale, GA	$641,000.00	$660,000.00	$680,000.00	$700,000.00	$721,000.00

(b) Exhibit A of the Original Lease Agreement (as replaced in its entirety by Annex A to the Fifth Amendment) is hereby amended by deleting the “Aggregate” row thereof and replacing the same with the following:

Address	Minimum Rent – Through 12/31/2014	Minimum Rent – 2015	Minimum Rent – 2016	Minimum Rent – 2017	Minimum Rent – 2018
Aggregate	$459,130,000.00	$472,904,000.00	$487,091,000.00	$501,703,000.00	$516,754,000.00

Address	Minimum Rent – 2019	Minimum Rent – 2020	Minimum Rent – 2021	Minimum Rent – 2022	Minimum Rent – 2023
Aggregate	$532,257,000.00	$548,224,000.00	$564,671,000.00	$581,610,000.00	$599,058,000.00

Address	Minimum Rent – 2024	Minimum Rent – 2025	Minimum Rent – 2026	Minimum Rent – 2027	Minimum Rent – 2028
Aggregate	$617,030,000.00	$635,541,000.00	$654,607,000.00	$674,245,000.00	$694,473,000.00

(c) Exhibit C of the Original Lease Agreement (as replaced in its entirety by Annex B to the Fifth Amendment) is hereby amended by deleting the definitions of “Tier 1 Threshold”, “Tier 2 Threshold” and “Tier 3 Threshold” therefrom and replacing them with the following:

(i) “‘Tier 1 Threshold’ means $887,400,000.00, increasing at a rate of three percent (3%) per annum compounded annually for each Fiscal Year.”

(ii) “‘Tier 1 Threshold’ means $1,017,400,000.00, increasing at a rate of three percent (3%) per annum compounded annually for each Fiscal Year.”

(iii) “‘Tier 1 Threshold’ means $1,177,400,000.00, increasing at a rate of three percent (3%) per annum compounded annually for each Fiscal Year.”

2. Ratification. All provisions of the Original Lease Agreement, as hereby amended, are hereby ratified and declared to be in full force and effect. All references in the Original Lease Agreement to the “Agreement”, “herein”, “hereunder” or terms of similar import shall be deemed to refer to the Original Lease Agreement, as amended by this Agreement.

3. Applicable Law. This Agreement shall be construed under, and governed in accordance with, the laws of the State of New York; provided, that the provisions for the enforcement of Landlord’s rights and remedies under the Original Lease Agreement, as modified by this Agreement, shall be governed by the laws of each of the respective states where the Leased Property is located to the extent necessary for the validity and enforcement thereof.

4. Successors Bound. This Agreement shall be binding upon and inure to the benefit of Lessee, its successors and assigns, and shall be binding and inure to the benefit of Manager and its permitted assigns.

5. Headings. Headings of sections are inserted only for convenience and are in no way to be construed as a limitation on the scope of the particular sections to which they refer.

6. Incorporation of Recitals. The recitals set forth in the preamble of this Agreement are hereby incorporated into this Agreement as if fully set forth herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above first written.

LANDLORD

ESA P PORTFOLIO L.L.C.

By:	/s/ Ross W. McCanless
Name:	Ross W. McCanless
Title:	Vice President & Secretary

ESA P PORTFOLIO MD TRUST

By:	/s/ Ross W. McCanless
Name:	Ross W. McCanless
Title:	Vice President & Secretary

ESH/TN PROPERTIES L.L.C.

By:	/s/ Ross W. McCanless
Name:	Ross W. McCanless
Title:	Vice President & Secretary

TENANT

ESA P PORTFOLIO OPERATING LESSEE LLC

By:	/s/ Ross W. McCanless
Name:	Ross W. McCanless
Title:	Vice President & Secretary

SIXTH AMENDMENT TO OPERATING LEASE (P PORTFOLIO)